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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): August 21, 2001

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                          LEUCADIA NATIONAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)


         1-5721                                          13-2615557
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(Commission File Number)                    (I.R.S. Employer Identification No.)



315 PARK AVENUE SOUTH, NEW YORK, N.Y.                              10010
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(Address of Principal Executive Offices)                         (Zip Code)



                                 (212) 460-1900
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              (Registrant's Telephone Number, Including Area Code)




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          (Former Name or Former Address, if Changed Since Last Report)

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NY2:\1075994\03\N28Q03!.DOC\76830.0246
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Item 2.    Acquisition or Disposition of Assets.
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                     On August 21, 2001, Berkadia LLC ("Berkadia"), a Delaware
limited liability company, jointly owned by Leucadia National Corporation ("Leucadia") and Berkshire Hathaway Inc. ("Berkshire"), acquired 61,020,581 shares of common stock, $0.01 par value per share (the "Shares") of The FINOVA Group Inc., a Delaware corporation ("FNV Group"), pursuant to the terms of the Third Amended and Restated Joint Plan of Reorganization of Debtors Under Chapter 11 of the Bankruptcy Code, as amended and supplemented (the "Plan") filed by FNV Group and eight of its subsidiaries (collectively, the "Debtors") with the United States Bankruptcy Court for the District of Delaware (the "Court"). Pursuant to the Plan, on August 21, 2001, the effective date of the Plan (the "Effective Date"), among other things, (i) Berkadia extended a $5,600,000,000 loan to FNV Group's subsidiary, FINOVA Capital Corporation ("FNV Capital"), on a senior secured basis (the "Berkadia Loan"), (ii) FNV Group and substantially all of its subsidiaries other than FNV Capital guaranteed FNV Capital's repayment of the Berkadia Loan, (iii) FNV Group issued the Shares to Berkadia, and (iv) FNV Group commenced the distributions to creditors of and holders of interests in the Debtors pursuant to the Plan, including the issuance of senior notes (the "New Senior Notes") by FNV Group. The Third Amended and Restated Disclosure Statement with Respect to Joint Plan of Reorganization of Debtors Under Chapter 11 of the Bankruptcy Code dated June 13, 2001 (the "Disclosure Statement"), which includes the text of the Third Amendment and Restated Joint Plan of Reorganization dated June 13, 2001, and the Revised Technical Amendments to Third Amended and Restated Joint Plan of Reorganization (the "Revised Plan Amendments") are filed as Exhibit 2.1 and Exhibit 2.2 hereto, respectively, and are incorporated herein by reference.

                     Berkadia financed the Berkadia Loan and acquired the Shares with funds drawn under a $5,600,000,000 principal amount loan facility from a group of lenders with Fleet Securities, Inc. as administrative agent (the "Fleet Facility"). The Fleet Facility is secured by a pledge of the $5,600,000,000 secured promissory note from FNV Capital to Berkadia issued pursuant to the Berkadia Loan. Leucadia has guaranteed repayment of the Fleet Facility on a primary basis as to 10% of the Fleet Facility (the "Leucadia Guaranty"), and Berkshire Hathaway Inc. ("Berkshire") has guaranteed repayment of the Fleet Facility on a primary basis as to 90% of the Fleet Facility, with a secondary guarantee of Leucadia's 10% primary guarantee (the "Berkshire Guaranty"). The


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Fleet Facility is filed as Exhibit 2.3 hereto and is incorporated herein by reference. The Leucadia Guaranty and the Berkshire Guaranty are filed as Exhibit
2.4 and Exhibit 2.5 hereto, respectively, and are incorporated herein by reference.

                     The members of Berkadia are (i) WMAC Investors, Inc. ("WMAC II"), a Delaware corporation and a direct subsidiary of WMAC Investment Corporation ("WMAC"), a Wisconsin corporation and a direct subsidiary of Phlcorp, Inc. ("Phlcorp"), a Pennsylvania corporation and a direct subsidiary of Leucadia, (ii) Berkadia Management LLC ("Berkadia Management"), a Delaware limited liability company, the members of which are BH Finance LLC ("BF"), an indirect subsidiary of Berkshire and WMAC, and (iii) BHF Berkadia Member, Inc. ("BHF"), an indirect subsidiary of Berkshire.

                     Prior to FNV Group's Chapter 11 bankruptcy filing, FNV Group offered a broad range of financing and capital markets products, including revolving credit facilities, term loans, leases and equity capital primarily to middle-market companies. As described in the Disclosure Statement, the post-bankruptcy business plan of FNV Group does not contemplate any new business activities related to new customers. While other activities may be initiated or undertaken in the future, the main objective of FNV Group's post-bankruptcy business plan is to maximize the value of its portfolio through the orderly liquidation of the portfolio over time.

                     On August 21, 2001 FNV Group issued a press release announcing its emergence from Chapter 11 Reorganization proceedings. A copy of the press release is filed as Exhibit 99.1 hereto, and is incorporated herein by reference.



Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a)    Financial Statements of Business Acquired
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                  To be filed by amendment within 60 days of September 5, 2001.

           (b)    Pro Forma Financial Information
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                  To be filed by amendment within 60 days of September 5, 2001.



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           (c)       Exhibits.
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2.1        The Third Amended and Restated Disclosure Statement with Respect to
           Joint Plan of Reorganization of Debtors Under Chapter 11 of the Bankruptcy Code dated June 13, 2001, including the Third Amended and Restated Joint Plan of Reorganization dated June 13, 2001, included as Exhibit A thereto, incorporated herein by reference to Exhibit 10.A to FNV Group's Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on June 22, 2001.

2.2 Revised Technical Amendments to Third Amended and Restated Joint Plan of Reorganization, dated August 10, 2001, incorporated herein by reference to Exhibit 2.B to FNV Group's Current Report on Form 8-K filed with the SEC on August 27, 2001.

2.3 Loan Agreement, dated as of August 21, 2001, by and among Berkadia, Fleet Securities, Inc. as administrative agent and various lenders named therein, incorporated herein by reference to Exhibit 3 to the
           Schedule 13D filed with the SEC on August 28, 2001 in respect of shares of common stock of FNV Group by Berkshire Hathaway Inc. et al (the "Berkshire Schedule 13D").

2.4 Leucadia National Corporation Guaranty to Fleet Securities, Inc., as administrative agent, and the lenders from time to time party to the Fleet Facility, dated as of August 21, 2001, incorporated herein by reference to Exhibit 4 to the Berkshire Schedule 13D.

2.5 Berkshire Hathaway Inc. Guaranty to Fleet Securities, Inc., as administrative agent, and the lenders from time to time party to the Fleet Facility, dated as of August 21, 2001, incorporated herein by reference to Exhibit 5 to the Berkshire Schedule 13D.

99.1       Press release of The FINOVA Group Inc. dated August 21, 2001.




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                                   SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             LEUCADIA NATIONAL CORPORATION

                                             By: /s/ Mark Hornstein
                                                 ------------------------------
                                                 Mark Hornstein
                                                 Vice President


Date: August 30, 2001













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                                  EXHIBIT INDEX


2.1 The Third Amended and Restated Disclosure Statement with Respect to Joint Plan of Reorganization of Debtors Under Chapter 11 of the Bankruptcy Code dated June 13, 2001, including the Third Amended and Restated Joint Plan of Reorganization dated June 13, 2001, included as Exhibit A thereto, incorporated herein by reference to Exhibit 10.A to FNV Group's Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on June 22, 2001.

2.2 Revised Technical Amendments to Third Amended and Restated Joint Plan of Reorganization, dated August 10, 2001, incorporated herein by reference to Exhibit 2.B to FNV Group's Current Report on Form 8-K filed with the SEC on August 27, 2001.

2.3 Loan Agreement, dated as of August 21, 2001, by and among Berkadia, Fleet Securities, Inc. as administrative agent and various lenders named therein, incorporated herein by reference to Exhibit 3 to the
           Schedule 13D filed with the SEC on August 28, 2001 in respect of shares of common stock of FNV Group by Berkshire Hathaway Inc. et al (the "Berkshire Schedule 13D").

2.4 Leucadia National Corporation Guaranty to Fleet Securities, Inc., as administrative agent, and the lenders from time to time party to the Fleet Facility, dated as of August 21, 2001, incorporated herein by reference to Exhibit 4 to the Berkshire Schedule 13D.

2.5 Berkshire Hathaway Inc. Guaranty to Fleet Securities, Inc., as administrative agent, and the lenders from time to time party to the Fleet Facility, dated as of August 21, 2001, incorporated herein by reference to Exhibit 5 to the Berkshire Schedule 13D.

99.1       Press release of The FINOVA Group Inc. dated August 21, 2001.